EX-99.1

CareMax, Inc. Announces First Quarter 2022 Financial Results

•
First Quarter 2022 Medicare Advantage Membership of 34,000, up 106% year-over-year1
•
First Quarter 2022 GAAP Total Revenue of $136.9 million, up 390% Compared to First Quarter 2021 Total Revenue of $27.9 Million, or up 55% on a Pro Forma Basis1
•
Reaffirms Full Year 2022 Guidance
•
Entered into a $300.0 million Credit Agreement

Miami, FL - May 10, 2022 - CareMax, Inc. (NASDAQ: CMAX; CMAXW), a leading technology-enabled provider of value-based care to seniors, announced today financial results for the first quarter ended March 31, 2022.

“We had a strong start to the year and continue to execute on our strategy of maintaining profitable growth in our core markets while opening de novo centers in new markets” said Carlos de Solo, Chief Executive Officer. “Our entry into the Memphis, Tennessee and New York City markets is the first step in our national expansion plans as we progress on our vision to improve healthcare and quality of life for underserved communities across the U.S.”

First Quarter 2022 Results1,2

•
Total revenue was $136.9 million, up 55% year-over-year.
•
Medical Expense Ratio was 72.6%, compared to 71.5% for the first quarter of 2021.3
•
Net loss was $16.8 million, or $(0.19) per diluted share.
•
Adjusted EBITDA was $5.9 million; excluding the estimated impacts from COVID, Adjusted EBITDA would have been $6.8 million.
•
Platform Contribution was $17.3 million; excluding the estimated impacts from COVID, Platform Contribution would have been $18.2 million.

Financial Outlook for Full Year 20221,2

CareMax, Inc. is reaffirming the following full year 2022 financial guidance:

•
Year-end Medicare Advantage membership of 38,000 to 40,000, up 13% to 19% year-over-year.
•
Total revenue of $540 million to $560 million, up 34% to 39% year-over-year, compared to $403 million for the prior year.
•
Adjusted EBITDA in the range of $30 million to $40 million, up 125% to 200% year-over-year, compared to $13.3 million for the prior year. For 2022, Adjusted EBITDA also excludes losses from de novo centers.
•
The Company continues to expect to open 15 de novo centers in 2022, inclusive of the three opened in the first quarter of 2022.

1Year-over-year comparisons to 2021 are pro forma for the business combinations of IMC Medical Group Holdings and Care Holdings as if they had occurred on January 1, 2021. A reconciliation of the pro forma financial information to GAAP financial statements is included in this earnings release.

2Adjusted EBITDA and Platform Contribution are non-GAAP financial metrics. A reconciliation of non-GAAP metrics to GAAP financial statements is included in this earnings release.

3 Medical Expense Ratio equals external provider costs divided by Medicare and Medicaid risk-based revenues.

New $300.0 Million Credit Agreement

On May 10, 2022, CareMax entered into a new $300.0 million Credit Agreement consisting of a $190.0 million initial term loan and a $110.0 million delayed draw term loan. The proceeds of the initial term loan will be used in part to repay in full CareMax’s existing $120.3 million term loan maturing June 8, 2026, with additional proceeds expected to be used to support CareMax’s de novo growth strategy and fund working capital needs. Additional information regarding the new Credit Agreement will be included in the Company’s Current Report on Form 8-K, to be filed with the U.S. Securities and Exchange Commission.

Conference Call Details

Management will host a conference call at 8:30 am ET today to discuss the results and business activities. A live audio webcast as well as related presentation materials will be available at ir.caremax.com. The conference call can also be accessed by dialing (888) 440-6519 for U.S. participants, or (646) 960-0384 for international participants, and referring conference ID 4345921. Following the live call, a replay will be available on the Company's website

About CareMax

CareMax is a technology-enabled care platform providing value-based care and chronic disease management to seniors. CareMax operates centers that offer a comprehensive suite of healthcare and social services, and a proprietary software and services platform that provides data, analytics, and rules-based decision tools/workflows for physicians across the United States. Learn more at www.caremax.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and strategy, the effects of the restatement of the Company’s past financial statements and the filing of the Company’s periodic reports. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro-forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the impact of COVID-19 or any variant thereof on the Company's business and results of operation; the availability of sites for de novo centers and the costs of opening such de novo centers; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company's services; the Company's ability to continue its growth, including in new markets; changes in laws and regulations applicable to the Company's business, in particular with respect to Medicare Advantage and Medicaid; the Company's ability to maintain its relationships with health plans and other key payers; any delay, modification or cancellation of government contracts; the Company's future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and the Company’s ability to comply with the covenants under its credit agreement; the Company or any other party’s ability to fulfill contractual obligations; the impact of board leadership changes; the Company's ability to recruit and retain qualified team members and independent physicians; and risks related to future acquisitions. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company's reports filed with the SEC. All information provided in this press release is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release.

Use of Non-GAAP Financial Information

Certain financial information and data contained in this press release is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by the Company with the SEC. Some of the financial information and data contained in this press release, such as Adjusted EBITDA and margin thereof and Platform Contribution and margin thereof and have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes.

The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. For this reason, these non-GAAP measures may not be comparable to other Companies’ similarly labeled non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the Company’s audited financial statements, which have been filed by the Company with the SEC.

A reconciliation for Adjusted EBITDA and Platform Contribution to the most directly comparable GAAP financial measures is included below. A reconciliation of projected 2022 Adjusted EBITDA to the most directly comparable GAAP financial measure is not included in this press release because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate this. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on the Company’s future GAAP results.

Use of Pro Forma Financial Information and Pro Forma Non-GAAP Financial Information

Certain of the information presented in the Non-GAAP Financial Summary and in the reconciliations to non-GAAP financial measures includes pro forma information derived from the unaudited pro forma statements of operations which are provided for informational purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the acquisitions of IMC and Care Holdings had occurred in the stated historical periods, nor are they indicative of the future results or financial position of the combined company. The unaudited pro forma statements of operations do not give effect to the potential impact, of any anticipated synergies, operating efficiencies or cost savings that may result from the acquisitions of IMC and Care Holdings, any integration costs or tax deductibility of transaction costs.

Additionally, Adjusted EBITDA presented on a pro forma basis gives effect to the acquisitions of IMC and Care Holdings as if they had occurred in historical periods. Such non-GAAP financial measures do not necessarily reflect what the Company’s Adjusted EBITDA would have been had the acquisitions occurred on the dates indicated.

CAREMAX, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

(Unaudited)

	March 31, 2022	December 31, 2021
ASSETS

CURRENT ASSETS
Cash	$32,740	$47,917
Accounts receivable, net	53,581	41,998
Inventory	702	550
Prepaid expenses	20,045	17,040
Risk settlements due from providers	655	539
Total Current Assets	107,723	108,044

Property and equipment, net	16,895	15,993
Goodwill	464,264	464,566
Intangible assets, net	55,604	59,811
Deferred debt issuance costs	1,860	1,972
Other assets	2,738	2,706
Total Assets	$649,085	$653,092

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$5,165	$3,110
Accrued expenses	12,365	8,690
Risk settlements due to providers	228	196
Current portion of long-term debt	6,272	6,275
Other current liabilities	4,107	3,687
Total Current Liabilities	28,137	21,959

Derivative warrant liabilities	11,911	8,375
Long-term debt, less current portion	109,660	110,960
Other liabilities	7,186	6,428
Total Liabilities	156,895	147,722
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
Preferred stock (1,000,000 authorized and zero outstanding as of March 31, 2022 and December 31, 2021)	-	-
Class A common stock ($0.0001 par value; 250,000,000 shares authorized; 87,367,972 shares issued and outstanding at March 31, 2022 and December 31, 2021)	9	9
Additional paid-in-capital	508,945	505,327
Retained (deficit) earnings	(16,763)	33
Total Stockholders' Equity	492,190	505,370

Total Liabilities and Stockholders' Equity	$649,085	$653,092

CAREMAX, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(Unaudited)

	Three Months Ended March 31,	Three Months Ended March 31,
	2022	2021
Revenue
Medicare risk-based revenue	$107,747	$27,816
Medicaid risk-based revenue	20,165	-
Other revenue	9,008	102
Total revenue	136,920	27,918

Operating expenses
External provider costs	92,856	18,159
Cost of care	27,349	5,353
Sales and marketing	3,301	291
Corporate, general and administrative	18,978	1,795
Depreciation and amortization	5,062	514
Acquisition related costs	266	-
Total operating expenses	147,811	26,112
Operating (loss) income	(10,890)	1,806
Interest expense	(1,728)	(504)
Loss on remeasurement of warrant liabilities	(3,536)	-
Other income (expense), net	(462)	-
(Loss) income before income tax	(16,616)	1,302
Income tax provision	(181)	-
Net (loss) income	$(16,797)	$1,302

Weighted average basic shares outstanding	87,367,972	10,796,069
Weighted average diluted shares outstanding	87,367,972	10,796,069
Net (loss) income per share
Basic	$(0.19)	$0.12
Diluted	$(0.19)	$0.12

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Three Months Ended March 31,	Three Months Ended March 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)/Income	$(16,797)	$1,302
Adjustments to reconcile net (loss)/income to net cash
Depreciation and amortization expense	5,062	514
Amortization of debt issuance costs	378	35
Stock compensation expense	1,087	-
Loss on remeasurement of warrant liabilities	3,536	-
Other non-cash, net	202	-
Changes in operating assets and liabilities:
Accounts receivable	(10,992)	639
Inventory	(152)	(1)
Prepaid expenses	(475)	15
Risk settlements due from/due to providers	(84)	(281)
Due to/from related parties	-	(392)
Other assets	(52)	(205)
Accounts payable	1,470	1,160
Accrued expenses	3,675	(134)
Other liabilities	1,002	720
Net Cash (Used In)/Provided by Operating Activities	(12,139)	3,372

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(1,467)	(1,690)
Net Cash Used in Investing Activities	(1,467)	(1,690)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on long-term debt	(1,570)	(181)
Net Cash Used In Financing Activities	(1,570)	(181)

NET (DECREASE)/INCREASE IN CASH	(15,176)	1,501
Cash - Beginning of Period	47,917	4,934
CASH - END OF PERIOD	$32,740	$6,435

Non-GAAP Financial Summary*

$ in thousands	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2021	Mar 31, 2022
Medicare risk revenue	$63,373	$62,040	$63,188	$65,210	$65,394	$66,618	$76,428	$91,277	$107,747
Medicaid risk revenue	10,827	14,828	20,565	19,062	18,897	20,454	20,884	20,160	20,165
Other revenue	4,608	4,126	3,351	3,801	4,127	4,839	7,308	6,869	9,008
Total revenue	78,808	80,994	87,104	88,073	88,418	91,911	104,620	118,306	136,920

External provider costs	53,472	52,780	60,158	57,775	60,278	70,466	73,329	79,724	92,856
Cost of care	11,246	10,093	11,417	12,446	13,427	13,246	20,315	22,538	26,791
Platform contribution	14,090	18,121	15,529	17,852	14,712	8,199	10,976	16,044	17,274
Platform contribution margin (%)	17.9%	22.4%	17.8%	20.3%	16.6%	8.9%	10.5%	13.6%	12.6%

Sales and marketing	$1,057	$1,245	$1,290	$1,431	$391	$1,688	$1,274	$2,615	$3,301
Corporate, general and administrative	7,858	5,667	6,069	6,519	7,197	6,347	8,668	9,662	9,230
Adjusted operating expenses	8,915	6,912	7,359	7,951	7,588	8,036	9,942	12,276	12,531

De novo losses	3	24	68	484	184	364	195	489	1,119
Adjusted EBITDA	$5,178	$11,233	$8,237	$10,385	$7,308	$527	$1,229	$4,257	$5,862
* Figures give effect to the Business Combinations of IMC and Care Holdings as if they had occurred in historical periods. Figures may not sum due to rounding.

Non-GAAP Operating Metrics*	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2021	Mar 31, 2022
Centers	21	21	22	24	24	34	40	45	48
Markets**	1	1	1	1	1	2	3	4	6
Patients (MCREM)***	24,800	27,500	29,000	28,400	29,200	35,300	40,400	50,100	50,600
At-Risk	84.8%	86.7%	85.6%	87.7%	87.0%	84.1%	87.2%	79.3%	79.8%
Platform Contribution ($, Millions)****	$14.1	$18.1	$15.5	$17.9	$14.7	$8.2	$11.0	$16.0	$17.3
* Figures give effect to the Business Combinations of IMC and Care Holdings as if they had occurred in historical periods. Figures may not sum due to rounding.
** CareMax currently defines markets as metropolitan statistical areas (MSA); markets were previously defined as states.
*** MCREM defined as Medicare Equivalent Members, which assumes the level of support received by a Medicare patient is equivalent to that received by three Medicaid or Commercial patients.
**** Platform contribution defined as revenue less external provider costs and cost of care.

Reconciliation to Adjusted EBITDA*

$ in thousands	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2021	Mar 31, 2022
Net Income (Loss)	$3,170	$3,466	$(281)	$1,218	$1,302	$10,057	$(14,479)	$(3,553)	$(16,797)
GAAP Pro Forma Adjustments	(3,513)	160	(189)	1,912	(2,730)	(6,186)	-	-	-
Pro Forma Net (Loss) Income	$(343)	$3,626	$(470)	$3,130	$(1,429)	$3,871	$(14,479)	$(3,553)	$(16,797)
Interest expense	1,658	1,689	1,656	1,628	1,400	1,667	1,291	1,905	1,728
Depreciation and amortization	3,514	3,244	3,368	3,418	2,979	3,339	5,176	6,089	5,062
Income tax provision	-	-	-	-	-	-	-	159	181
Loss/(Gain) on remeasurement of warrant liabilities	-	-	-	-	-	(1,795)	(10,227)	(8,735)	3,536
Loss/(Gain) on remeasurement of earnout liabilities	-	-	-	-	-	(17,420)	11,625	-	-
Loss on disposal of fixed assets, net	-	-	-	-	-	-	-	50	-
Loss/(Gain) on extinguishment of debt	-	-	-	451	-	806	(279)	7	-
Other expense/(income)	(2)	(12)	100	(997)	212	(2,367)	840	493	462
EBITDA	4,827	8,547	4,653	7,630	3,162	(11,900)	(6,053)	(3,585)	(5,829)
Other adjustments
Non-recurring expenses	(309)	1,985	2,763	1,390	2,795	8,257	4,249	4,653	6,055
Acquisition costs	656	678	789	893	1,168	3,806	1,871	2,325	3,429
Stock based compensation	-	-	-	-	-	-	966	375	1,087
De novo losses	3	24	68	484	184	364	195	489	1,119
Discontinued operations	-	(0)	(35)	(12)	(1)	(0)	-	-	-
Adjusted EBITDA	$5,178	$11,233	$8,237	$10,385	$7,308	$527	$1,229	$4,257	$5,862

* Figures give effect to Business Combinations of IMC and Care Holdings as if they had occurred in historical periods. Figures may not sum due to rounding.

Reconciliation to Platform Contribution

(in thousands)	GAAP Q1 2022	Adjustments	Non-GAAP Q1 2022
Revenue	$136,920	$-	$136,920
less: External provider costs	92,856	-	92,856
less: Cost of care	27,349	(558)	26,791
Platform Contribution			$17,274
Estimated impact of COVID		953	953
Platform Contribution, excluding impact of COVID			$18,227

Contacts:

Media

Christine Bucan

(305) 542-8855

Christine@thinkbsg.com

Investor Relations

Samantha Swerdlin

(847) 924-8980

samantha.swerdlin@caremax.com